EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Purchase Agreement”) is entered into by and between Renovacare, Inc., a Nevada corporation (the “Company”) and the subscriber whose name is set forth on the signature pages affixed hereto (the “Subscriber”) is dated as of October 16, 2017.

WHEREAS, the Company is offering up to 920,000 Shares, and Warrants to purchase up to 920,000 Warrant Shares, on the terms and conditions set forth in this Purchase Agreement

WHEREAS, each Subscriber acknowledges that the Company will be entering into subscription agreements identical to this Purchase Agreement with other Subscribers (collectively, the “Subscribers”) in connection with the Company’s offering of the securities described herein; and

WHEREAS, subject to the terms and conditions set forth in this Purchase Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and pursuant to Section 4(a)(2) of the Securities Act, Rule 506(b) and Regulation S promulgated thereunder, the Company desires to issue and sell to each Subscriber, and each Subscriber, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Purchase Agreement in an amount set forth on the signature page hereto.

WHEREAS, the Company acknowledges that it is not a reporting issuer in any jurisdiction in Canada.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Purchase Agreement the Company and the Subscriber hereby agree as follows:

1. Definitions.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Applicable Canadian Laws” has the meaning set forth in Section 3.2(c).

“Purchase Agreement” shall have the meaning ascribed to such term in the Preamble.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Subscribers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

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“Common Stock” means the common stock of the Company, par value $0.00001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(b).

“Per Share Purchase Price” equals $2.50, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Purchase Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Registration” shall have the meaning set forth in Section 4.6.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition) pending or, to the Company’s knowledge, threatened in writing, against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Prospectus” means the final prospectus filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Subscriber at the Closing.

“Registration Statement” means the effective registration statement with Commission (File No. 333-217499, which registers the sale of the Shares.

“Securities” means the Shares, the Warrants, and the Warrant Shares.

“Securities Act” has the meaning set forth in the preamble

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subscriber” or “Subscribers” shall have the meanings ascribed to such terms in the Preamble.

“Subscription Amount” means, as to each Subscriber, the aggregate amount to be paid for Shares purchased hereunder as specified below such Subscriber’s name on the signature page of this Purchase Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

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“Transaction Documents” means this Purchase Agreement, the Warrants, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Worldwide Stock Transfer, LLC,, the current transfer agent of the Company, with a mailing address of One University Plaza, Suite 505, Hackensack, NJ 07601, and a facsimile number of (201) 820-2010, and any successor transfer agent of the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Subscribers at the Closing in accordance with Section 2.2(a) hereof, which warrants shall be exercisable immediately in accordance with the terms thereof, in the form of Exhibit A attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2. The Purchase and Sale.

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially Subscriber with the execution and delivery of this Purchase Agreement by the parties hereto, the Company agrees to sell, and the Subscribers, severally and not jointly, agree to purchase, an aggregate of up to $2,300,000 of Shares and Warrants. Each Subscriber shall deliver to the account designated by the Company, immediately available funds equal to such Subscriber’s Subscription Amount as set forth on the signature page hereto executed by such Subscriber. The Company will return each Subscriber’s Subscription Amount on or before November 5, 2017 in the event that the Closing has not occurred by October 31, 2017, without interest and without any further liability or obligation to the Subscriber. The Company and each Subscriber shall deliver the items set forth in Section 2.2 at the closing (“Closing”). Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree; at the Closing, the Company shall cause the Transfer Agent to issue the Shares registered in the Subscriber’s in book entry form.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Subscriber the following:

(i) this Agreement duly executed by the Company;

(ii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to register in book entry form Shares equal to such Subscriber’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Subscriber;

(iii) an unregistered Warrant in the name of such Subscriber to purchase up to a number of shares of Common Stock equal to one hundred percent (100%) of such Subscriber’s Shares, with an exercise price equal to $2.75 per share of Common Stock underlying the Warrant, subject to adjustment therein, and have a term of exercise equal to five (5) years following the initial exercise date (such Warrant certificate shall be delivered within three (3) Trading Days of the Closing Date); and

(iv) the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

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2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Subscribers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Subscriber required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by each Subscriber of the items set forth in Section 2.2(b);

(b) The respective obligations of the Subscribers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein, in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a);

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

3. Representations and Warranties.

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Subscriber:

(a) Subsidiaries. The Company’s Subsidiaries are disclosed in the SEC Reports.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”); provided that a change in the market price or trading volume of the Common Stock alone shall not be deemed, in and of itself, to constitute a Material Adverse Effect. No Proceeding has been commenced in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Purchase Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Purchase Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4; (ii) the filing with the Commission of the Prospectus Supplement; (iii) the filing and approval of the application(s) to each applicable Trading Market for the listing of the Shares and the Warrant Shares for trading thereon in the time and manner required thereby; and (iv) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company, other than any restrictions on transfer provided in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Purchase Agreement and the Warrants. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on May 17, 2014 (the “Effective Date”), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Purchase Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no Proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus Supplement with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Purchase Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto filed in connection with, or relating to, the transactions contemplated by this Purchase Agreement, at the time the Prospectus or any such amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Warrants are being issued and sold pursuant to this Purchase Agreement in a private transaction exempt from registration under the Securities Act in reliance on an exemption provided by Section 4(a)(2) thereof and/or Regulation D thereunder, and not as part of a takedown from the Registration Statement.

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(g) Capitalization. The capitalization of the Company is as set forth in the SEC Reports. The Company’s common stock is quoted for trading on the OTCQB under the symbol “RCAR.”

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Registration Statement, the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Registration Statement, the Prospectus and the Prospectus Supplement, except as specifically disclosed in an SEC Report filed on or prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. T

(i) Litigation. Except as set forth in the SEC Reports, there is no Proceeding that (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(j) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, Registration Statement, the Prospectus and the Prospectus Supplement, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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(k) Private Placement; No General Solicitation. Assuming the accuracy of each of the representations and warranties set forth in Section 3.2 of this Purchase Agreement, the offer and issuance by the Company of the Warrants are exempt from registration under the Securities Act. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Warrants.

3.2 Representations and Warranties of the Subscribers.

Each Subscriber, for itself and for no other Subscriber, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Subscriber is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Subscriber of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Subscriber. Each Transaction Document to which it is a party has been duly executed by such Subscriber, and when delivered by such Subscriber in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Subscriber, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. Such Subscriber is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Subscriber’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Subscriber is acquiring the Securities hereunder in the ordinary course of its business.

(c) Subscriber Status. At the time such Subscriber was offered the Securities, if:

(i) a US Person (as that term is defined in Regulation S, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act; and

(ii) not a US Person, in the case of Canadian Subscribers, satisfies the criteria set forth below for exemption from the prospectus delivery requirements in accordance with the applicable prospectus delivery exemptions set forth in National Instrument 45-106 Prospectus and Registration Exemptions (“NI-45-106”) as more fully set forth below; and for all other non US Persons, is an accredited investor as set forth in (c)(i) above and the requirements of his jurisdiction of residence relating to the purchase of securities offered hereby; and, for all other non US Persons, is an accredited investor as set forth in (c)(i) above and the requirements of his jurisdiction of residence relating to the purchase of securities offered hereby.

(d) Experience of Such Subscriber. Such Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Subscriber can bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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(e) Access to Information. Such Subscriber acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Subscriber acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Subscriber with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Subscriber agrees need not be provided to it. In connection with the issuance of the Securities to such Subscriber, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Subscriber.

(f) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Subscriber has not, nor has any Person acting on behalf of or pursuant to any understanding with such Subscriber, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Subscriber first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof.

(g) Ownership. Assuming the truthfulness of the representations and warranties of the Company hereunder, the sale of the Securities to such Subscriber under this Purchase Agreement will not result in such Subscriber beneficially owning greater than 9.99% of the total issued and outstanding Common Stock.

(h) Transfer or Resale. Such Subscriber understands that: (i) the Warrants and the Warrant Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Subscriber shall have delivered to the Company an opinion of counsel, in a generally acceptable form, at the Company’s expense, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Subscriber provides the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto); (ii) any sale of the Warrants and the Warrant Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Warrants or the Warrant Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(i) Warrant Shares Legend. Such Subscriber understands that:

(i) the certificates or other instruments representing the Warrants, (A) until such time as the resale of the Warrant Shares, have been registered for resale under the Securities Act, (B) following any sale of such Warrant Shares pursuant to Rule 144, (C) if such Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Warrant Shares and without volume or manner-of-sale restrictions, or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), the common share certificates representing the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Subscriber’s right to rely on the Company’s representations and warranties contained in this Purchase Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Purchase Agreement or the consummation of the transactions contemplated hereby.

(j) No Short Selling. Each Subscriber represents and warrants to the Company that from the date such Subscriber was first contacted about the transactions contemplated hereunder, such Subscriber, its agents, representatives or affiliates has not and will not engage in or effect, in any manner whatsoever, directly or indirectly, any (i) “Net Short Position” (as such term is defined in section 4.17 of this agreement) of the Common Stock or (ii) hedging transaction, which establishes a Net Short Position with respect to the Common Stock .

3.3 Additional Representation of Canadian Subscribers

(a) Prospectus and Registration Exemptions.

The Subscriber acknowledges that the Company is incorporated under the laws of Nevada and that the Units subscribed for hereunder are being offered and sold under certain exemptions from the registration and prospectus requirements of applicable Canadian securities legislation, including the Securities Act (British Columbia) (the “Applicable Canadian Laws”). To qualify under such exemptions to subscribe for the Shares the Subscriber represents, certifies and declares that:

(i) If an individual, he or she has obtained the age of majority and has legal capacity and competence to execute this subscription form and to take all actions required pursuant hereto.

(ii) If a corporation or body corporate, it has the legal capacity and competence to execute this subscription form and to take all actions required pursuant hereto and all necessary approvals by its directors, shareholders and members, or otherwise, have been given to authorize it to execute this subscription form and to take all actions required pursuant hereto.

(iii) He, she or it is purchasing the Shares as principal.

(iv) He, she or it is either:

1. an Accredited Investor (as such term is defined under NI 45-106 or the Securities Act (British Columbia)), and has initialed the appropriate category in Section 1 of Schedule “A” as the case may be;

2. an executive officer, employee, founder, control person or director of the Company, or a spouse, parent, grandparent, brother, sister, child, close business associate or close personal friend of any executive officer, director, founder or control person, and has initialed the appropriate category in Section 2 of Schedule “A” as the case may be; or

3. not a resident of Canada.

(v) The Subscriber is purchasing Shares pursuant to exemptions under applicable securities laws, is restricted from using most of the civil rights available under such laws, may not receive information that would otherwise be available and acknowledges that the Company is relieved from certain obligations under applicable securities legislation. The Subscriber has not received and will not be receiving an offering memorandum in connection with this Subscription.

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(vi) The Subscriber acknowledges that the Company is not a reporting issuer in any jurisdiction of Canada.

(vii) The Subscriber, as an individual, corporation or partnership (wherein each partner so represents and declares) it is recognized and acknowledged that:

1. none of the Units, the Shares or the Warrant Shares have not been qualified under Applicable Canadian Laws for distribution to the public and that the issuance of the Shares, pursuant to such subscription, is to be by way of a private placement;

2. the Units are being purchased for investment purposes only and not with a view to resale or distribution;

3. the Units, the Shares or the Warrant Shares will be distributed under a special exemption from the registration and prospectus requirements of the Applicable Canadian Laws and that the undersigned is not acquiring the Units as a result of any information about the material affairs of the Company that is not generally known to the public, save knowledge of this particular transaction; and

4. the Company is presently not listed on any stock exchange and that no representation has been made to the Subscriber that the Shares will be listed on any stock exchange.

(viii) The Subscriber further acknowledges that:

1. no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

2. there is no government or other insurance covering the Shares;

3. there are risks associated with the purchase of the Shares;

4. there are restrictions on the undersigned’s ability to resell the Shares or the Warrant Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Shares and the Warrant Shares; and

5. the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus or offering memorandum and to sell securities through a person registered to sell securities under the Applicable Canadian Laws and, as a consequence of acquiring Shares pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Canadian Laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

(ix) The purchase of the Shares has not been made through or as a result of, and the distribution of the Shares has not been accompanied by, an advertisement in printed media of general and regular paid subscription, radio, or television.

(x) No person has made to the Subscriber any written or oral representations:

1. that any person will resell or repurchase the Units, the Shares or the Warrant Shares;

2. that any person will refund the purchase price of the Units, the Shares or the Warrant Shares;

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3. as to the future price or value of any of the Units, the Shares or the Warrant Shares; or

4. that the Shares or Warrant Shares will be listed and posted for trading on a stock exchange or that an application has been made to list and post the Shares or the Warrant Shares for trading on a stock exchange.

(xi) The Subscriber is sophisticated and capable of assessing and evaluating the risks and merits of this investment as a result of the Subscriber’s financial, investment or business experience or as a result of advice received from a registered person other than the Company or an affiliate thereof, and the Subscriber is able to bear the economic loss of its investment.

(xii) The Subscriber has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and he or she is solely responsible for compliance with applicable resale restrictions and applicable tax legislation.

(xiii) The Subscriber represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) the Company that:

1. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment

2. The Company has provided to the Subscriber the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares.

3. The Subscriber has full opportunity to review copies of the SEC Reports filed with the Commission.

4. The Company has previously issued other shares of its common stock for lesser consideration than is being paid by the Subscriber, as disclosed in the Exchange Act Filings.

5. The Subscriber is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

6. The Subscriber acknowledges and understands that the Company’s common shares are not traded on any stock exchange in Canada. The Subscriber further acknowledges and understands that the Company’s common shares are traded on the over-the counter market in the United States and are not traded on any “national securities exchange” in the United States.

7. The Subscriber has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

8. Except as set forth in the registration rights granted the Subscribers by the Company, under the terms of this Purchase Agreement, he Subscriber understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements.

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9. The Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person. “U.S. person” includes but is not limited to (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; (iv) any estate or trust of which any executor or administrator or trustee is a U.S. person.

10. The Subscriber did not receive any offer to purchase the Shares while in the United States and was not in the United States at the time the Subscriber’s buy order for the Shares was made or this Subscription Agreement was executed or delivered.

11. The Subscriber acknowledges and agrees that the Warrants will be offered and sold to the Subscriber without such offers and sales being registered under the Securities Act and will be issued to the Subscriber in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the Securities Act provided by Rule 903 of Regulation S of the Securities Act based on the representations and warranties of the Subscriber in this Subscription Agreement. As such, the Subscriber further acknowledges and agrees that the Warrants will, upon issuance, be “restricted securities” within the meaning of the Securities Act and will be endorsed with the legends required under the Subscription Agreement.

12. The Subscriber acknowledges that the Warrant Shares may not be offered, resold, pledged or otherwise transferred except through an exemption from registration under the Securities Act or pursuant to an effective registration statement under the Securities Act and in accordance with all applicable state securities laws and the laws of any other jurisdiction. The Subscriber agrees to resell the Securities only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act. The Subscriber agrees that the Company will refuse to register any transfer of the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration. The Subscriber agrees that the Company may require the opinion of legal counsel reasonably acceptable to the Company in the event of any offer, sale, pledge or transfer of any of the Warrant Shares by the Subscriber pursuant to an exemption from registration under the Securities Act. The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

(xiv) The Subscriber acknowledges that the Shares and the Warrant Shares will be subject to a number of resale restrictions, including a restriction on trading under Applicable Canadian Law. Until the restriction on trading expires, the Shares and the Warrant Shares will not be legally eligible to trade unless the Subscriber complies with the requirements for an exemption from the prospectus and registration requirements under applicable securities legislation and obtains the consent of the directors of the Company for a transfer of the Shares or Warrant Shares.

(b) Acknowledgement of Trading Restrictions and Legends.

(i) The Subscriber acknowledges that it is aware of the characteristics of the Shares and of the fact that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy; and:

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(ii) The Subscriber acknowledges that, in the event that the Subscriber or the beneficial purchaser for whom the Subscriber is contracting hereunder is resident in any Canadian jurisdiction, in addition to the other legends that may be required, the certificates representing the certificates representing the Securities may bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (i) THE DATE OF ISSUANCE, AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 “ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS” ARE MET. THESE CONDITIONS INCLUDE THE REQUIREMENT THAT THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS (A) THE SECURITY HOLDER TRADES THE SECURITY THROUGH AN INVESTMENT DEALER REGISTERED IN A JURISDICTION OF CANADA FROM AN ACCOUNT AT THAT DEALER IN THE NAME OF THAT SECURITY HOLDER, AND (B) THE DEALER EXECUTES THE TRADE THROUGH ANY OF THE OVER-THE-COUNTER MARKETS IN THE UNITED STATES.

(c) Representations as to Financial Industry Regulatory Authority.

The Subscriber represents, certifies and declares that:

(i) it is not a member of, or an associate or affiliate of a member of the Financial Industry Regulatory Authority; or

(ii) it is a member of, or an associate or affiliate of a member of the Financial Industry Regulatory and has attached a copy of an agreement signed by the principal of the firm with which the Subscriber is affiliated agreeing to the Subscriber’s participation in this Offering.

(d) Personal Information Protection and Electronic Documents Act (Canada).

The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the fact that the Company is collecting personal information concerning the Subscriber (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each beneficial purchaser for whom the Subscriber is contracting hereunder, for the purpose of completing this Subscription Agreement. The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the Company retaining such personal information for as long as permitted or required by law or business practices. The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, further acknowledges and consents to the fact that the Company may be required by applicable securities laws to provide regulatory authorities with any personal information provided by the Subscriber in this Subscription Agreement. The Subscriber represents and warrants that the Subscriber has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder. In addition to the foregoing, the Subscriber agrees and acknowledges that the Company may use and disclose the Subscriber’s personal information, or that of each beneficial purchaser for whom the Subscriber is contracting hereunder, as follows:

(i) for internal use with respect to managing the relationships between and contractual obligations of the Company and you or any beneficial purchaser for whom you are contracting hereunder;

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(ii) for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii) disclosure to stock exchanges, securities regulatory authorities and other regulatory bodies with jurisdiction with respect to listing applications, prospectus filings, reports of trade and similar regulatory filings;

(iv) disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v) disclosure to professional advisers of the Company in connection with the performance of their professional services;

(vi) disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

(vii) by including it in closing books relating to the offering contemplated hereby;

(viii) disclosure to a court determining the rights of the parties under this Purchase Agreement; or

(ix) for use and disclosure as otherwise required or permitted by law.

(e) Information Collected by the British Columbia Securities Commission.

(i) The Subscriber acknowledges that the securities regulatory authorities (including the British Columbia Securities Commission) collect personal information in forms submitted to it by the Corporation, including information about the Subscriber, the Subscriber’s address and contact information, and the Subscriber’s subscription. The Subscriber acknowledges that the British Columbia Securities Commission are entitled to collect the information under authority granted to them under securities legislation for the purpose of administration and enforcement of the applicable securities legislation. Each Subscriber hereby authorizes the indirect collection and disclosure of such information by the applicable securities regulatory authorities, including the British Columbia Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the foregoing Security Commissions, the Subscriber should contact the:

British Columbia Securities Commission, at (604) 899-6500 or 1-800-373-6393 (Toll free across Canada) or by facsimile at (604) 899-6581 or in person or writing at P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2;

(ii) The Applicable Canadian Laws and similar legislation in other jurisdictions will apply to the resale or other trade by the undersigned of all or any of the Shares and may require that the undersigned file with the securities regulatory authorities, within a specified period of time, the prescribed form describing the resale or other trade and may further provide that the undersigned is able to effect the resale or other trade only if:

1. a further exemption from the registration and prospectus requirements is applicable to resale or other trade, or

2. the Company is at the time of the resale or trade, a reporting company and the Shares have been held for a period of time, if any, required by the applicable legislation.

(f) Subscriber Questionnaire and Certification. Subscribers who are residents of British Columbia Canada must complete, sign and deliver Schedule A hereto.

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4. Other Agreements of the Parties.

4.1 Securities Laws Disclosure; Publicity. The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) within the time required by Commission rules, file a Current Report on Form 8-K with the Commission, including the Transaction Documents as exhibits thereto. From and after the issuance of such press release, the Company represents to the Subscribers that it shall have publicly disclosed all material, non-public information delivered to any of the Subscribers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Subscribers or any of their Affiliates on the other hand, shall terminate. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Subscribers with prior notice of such disclosure permitted under this clause (b).

4.2 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.1, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser after the date hereof without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any future notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such material, non-public information with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.3 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder as described in the Prospectus Supplement.

4.4 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Purchase Agreement or the Warrant Shares pursuant to any exercise of the Warrants.

4.5 Listing of Common Stock. For so long as the Warrants remain outstanding and exercisable, the Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and the Company shall apply to list or quote all of the Shares and the Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and the Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and the Warrant Shares and will take such other action as is necessary to cause all of the Shares and the Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

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4.6 Equal Treatment of Subscribers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Purchase Agreement unless the same consideration is also offered to all of the parties to this Purchase Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Subscribers as a class and shall not in any way be construed as the Subscribers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.7 Right to Piggyback Registration.

(a) If at any time following the date of this Purchase Agreement that any Warrant Shares are not freely tradable under Rule 144, (A) there is not one or more effective Registration Statements covering the resale or other disposition of all of the Warrant Shares and (B) the Company proposes for any reason to register any shares of Common Stock under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall at each such time promptly give written notice to the holders of the Warrant Shares of its intention to do so (but in no event less than sixty (60) days before the anticipated filing date) and, to the extent permitted under the provisions of Rule 415 under the Securities Act, include in such registration all Warrant Shares with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company’s notice (a “Piggyback Registration”). Such notice shall offer the holders of the Warrant Shares the opportunity to register such number of shares of Warrant Shares as each such holder may request and shall indicate the intended method of distribution of such Warrant Shares.

(b) Notwithstanding the foregoing, (A) if such registration involves an underwritten public offering, and the Subscribers elect to sell their Warrants Shares to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering and subject to the Subscribers entering into customary underwriting documentation for selling stockholders in an underwritten public offering, and (B) if, at any time after giving written notice of its intention to register any Warrant Shares pursuant to Section 4.18(i) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to cause such registration statement to become effective under the Securities Act, the Company shall deliver written notice to the Subscribers and, thereupon, shall be relieved of its obligation to register any Warrant Shares in connection with such registration; provided, however, that nothing contained in this Section 4.7 shall limit the Company’s liabilities and/or obligations under this Purchase Agreement.

5. Miscellaneous.

5.1 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission on a Current Report on Form 8-K.

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5.2 Fees and Expenses. Except as expressly set forth in the Prospectus Supplement and the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Purchase Agreement whether or not the transactions contemplated hereby are consummated.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Registration Statement, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Assignment. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber. The Subscriber may not assign this Purchase Agreement without the prior written consent of the Company.

5.5 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a period of no longer than one year from the Closing.

5.6 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.7 Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next Business Day and interest, if any, shall be calculated and payable through such extended period.

5.8 Captions; Certain Definitions. The captions of the various sections and paragraphs of this Purchase Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Purchase Agreement. As used in this Purchase Agreement the term “Person” shall mean and include an individual, a company, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require.

5.9 Severability. In the event that any term or provision of this Purchase Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Purchase Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Purchase Agreement.

5.10 Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.

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5.11 Irrevocability; Binding Effect. The Subscriber hereby acknowledges and agrees that the subscription hereunder, subject to the terms and conditions hereof, is irrevocable by the Subscriber, except as required by applicable law, and that this Purchase Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one Person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such Person and such Person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

5.12 Modification. Except as otherwise expressly provided herein, any term of this Purchase Agreement may be amended and observance of any term of this Purchase Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Subscriber.

5.12 Further Assurances. The parties hereto agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Purchase Agreement.

5.13 No Third-Party Rights. Nothing in this Purchase Agreement shall create or be deemed to create any rights in any Person or entity not a party to this Purchase Agreement.

5.14 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Purchase Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[COMPANY’S SIGNATURE PAGE FOLLOWS]

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Renovacare, Inc.

IN WITNESS WHEREOF, the Company has duly executed this Subscription Agreement as of the date first above written.

Dated: ___________________________

Renovacare, Inc.

By:
Name:	Thomas Bold
Title:	President & CEO

Address for Notice:

Renovacare, Inc.

430 Park Avenue

Suite 702

New York, NY 10022

[SUBSCRIBER SIGNATURE PAGES FOLLOW]

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Renovacare, Inc.

[SIGNATURE PAGE FOR SUBSCRIBERS WHO ARE NATURAL PERSONS]

IN WITNESS WHEREOF, the Subscriber has duly completed and executed this Subscription Agreement as of the date first indicated above and elects to purchase for the number of Shares set forth below.

Number of Shares Purchased: _______________

Per Share Purchase Price: US $2.50

Aggregate Subscription Price: US $________________

Subscriber:
Signature of Subscriber	Social Security Number:

Telephone Number:

Print Name of Subscriber	Facsimile Number:

Email Address:

Signature of Additional Subscriber (if Joint Tenants or Tenants in Common)	Additional Subscriber: (if applicable)

Social Security Number:

Telephone Number:
Print Name of Additional Subscriber, if any
Facsimile Number:
Address (for Notice) for Subscriber:
Email Address:

(Street Address)

(City, State, Province, Postal Code))

Addresses for Additional Subscriber:

(Street Address)

(City, Province, Postal Code)

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Renovacare, Inc.

[SIGNATURE PAGE FOR ALL OTHER SUBSCRIBERS]

IN WITNESS WHEREOF, the Subscriber has duly completed and executed this Subscription Agreement as of the date first indicated above and elects to purchase for the number of Shares set forth below.

Number of Shares Purchased: _______________

Per Share Purchase Price: US $2.50

Aggregate Subscription Price: US $________________

Name of Subscriber	EIN or other applicable Tax ID Number:

Telephone Number:

Signature of Authorized Signatory
Facsimile Number:

Print Name of Authorized Signatory	Email Address:

Title of Authorized Signatory	Telephone Number:

Facsimile Number:

Jurisdiction Where Formed
Email Address:

Address of Executive Offices:

_____________________
_____________________

(City, Province, Postal Code)

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EXHIBIT A

FORM OF SERIES __ STOCK PURCHASE WARRANT

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NEITHER THIS SECURITY NOR ANY SECURITIES WHICH MAY BE ISSUED UPON EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY U.S. STATE OR OTHER JURISDICTION OR ANY EXCHANGE OR SELF-REGULATORY ORGANIZATION, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SUCH OTHER LAWS AND REQUIREMENTS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR LISTING OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION AND/OR LISTING REQUIREMENTS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY.

RENOVACARE, INC.

SERIES __ STOCK PURCHASE WARRANT

No. _-0001	October [●], 2017

Renovacare, Inc., a Nevada corporation (the “Company”), hereby certifies that [●], its permissible transferees, designees, successors and assigns (collectively, the “Holder”), for value received, is entitled to purchase from the Company at any time and from time to time commencing on the date first appearing above (the “Issuance Date”), up to and through 12:01a.m. (EST) on the date five (5) years from the Issuance Date (the “Termination Date”) up to [●] shares (each, a “Share” and collectively the “Shares”) of the Company’s common stock, par value $0.00001 (the “Common Stock”), at an exercise price per Share of $_____ (the “Exercise Price”). The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated October 10, 2017 among the Company and the Subscribers signatory thereto.

1. Method of Exercise; Payment.

(a) Exercise. The purchase rights represented by this Warrant may be exercised, either for cash or on a cashless basis, by the Holder, in whole or in part, at any time, or from time to time, by the surrender of this Warrant (with the notice of exercise form (the “Notice of Exercise”) attached hereto as Exhibit A duly executed) at the principal office of the Company, and by payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

In the event Holder wishes to exercise this Warrant by means of a “cashless exercise” in which Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) equals the closing price of the Company’s Common Stock, as reported (in order of priority) on the trading market on which the Company’s Common Stock is then listed or quoted for trading on the trading date preceding the date of the election to exercise; or, if the Company’s Common Stock is not then listed or traded on a trading market, then the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Recipient and the Company;

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(B) equals the Exercise Price of the Warrant, as adjusted from time to time in accordance herewith; and

(X) equals the number of Warrant Shares Holder wishes to exercise in accordance with the terms of this Warrant by means of a cashless exercise.

(b) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, as promptly as practicable after this Warrant is surrendered and delivered to the Company along with all other appropriate documentation on or after the date of exercise and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise. In the event this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised. In lieu of the foregoing the Shares issuable upon exercise of this Warrant may be issued in book entry form on the Company’s Stock Registry as maintained by its stock transfer agent.

(c) Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge in respect of such issuance.

2. Warrant.

(a) Transfer and Replacement. Subject to compliance with applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. The Holder consents that the Company may, if it desires, permit the transfer of this Warrant out of the Holder’s name only when the Holder’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state “blue sky” laws. At any time prior to the exercise hereof, this Warrant may be exchanged upon presentation and surrender to the Company, alone or with other warrants of like tenor of different denominations registered in the name of the same Holder, for another warrant or warrants of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the warrant or warrants surrendered.

(b) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant of like tenor.

(c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange or replacement as provided in this Section 3, this Warrant shall be promptly canceled by the Company. The Holder shall pay all taxes and all other expenses (including legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 3.

(d) Warrant Register. The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant (the “Warrant Register”), in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

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3. Rights and Obligations of Holders of this Warrant.

The Holder of this Warrant shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the holder hereof upon exercise of this Warrant, such holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which this Warrant, together with a duly executed Notice of Exercise, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such Common Stock certificate.

4. Adjustments.

During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4.

(a) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

(b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(c) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 5 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

(d) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution, but prior to the date of distribution, the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

(e) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the Chief Financial Officer of the Company.

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(f) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(g) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall round up the number of shares to the issued.

(h) Other Notices. In case at any time:

(i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

(ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

(iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

(iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company’s books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

(I) Certain Events. If any event occurs of the type contemplated by the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 8 hereof, and the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

5. Legends.

Prior to issuance of the shares of Common Stock underlying this Warrant, all such certificates representing such shares shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant.

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6. Disposition of Warrants or Shares.

The Holder of this Warrant, each transferee hereof and any holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act. Furthermore, it shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant.

7. Merger or Consolidation.

The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

8. Notices.

Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

Notwithstanding the time of effectiveness of notices set forth in this Section 8, a Notice of Exercise shall not be deemed effectively given until it has been duly completed and submitted to the Company together with this original Warrant and payment of the Exercise Price in a manner set forth in this Section 8.

9. Governing Law.

This Purchase Agreement shall be governed by and construed solely and exclusively in accordance with and pursuant to the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Purchase Agreement shall be brought solely in a federal or state court located in the City of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City of New York, New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

10. Successors and Assigns.

This Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

11. Headings.

The headings of various sections of this Warrant have been inserted for reference only and shall not affect the meaning or construction of any of the provisions hereof.

12. Severability.

If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance hereof shall be interpreted as if such provision were so excluded.

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13. Modification and Waiver.

This Warrant and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

14. Specific Enforcement.

The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

15. Assignment.

Subject to compliance with applicable law, this Warrant may be transferred or assigned, in whole or in part, at any time and from time to time by the then Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant as Exhibit B hereto, and, upon the Company’s receipt thereof, and in any event, within five (5) business days thereafter, the Company shall issue a Warrant to the Holder to evidence that portion of this Warrant, if any as shall not have been so transferred or assigned.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by one of its officers thereunto duly authorized.

RENOVACARE, INC.

By:
Name:
Title:	President and Chief Executive Officer

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EXHIBIT A

NOTICE OF EXERCISE

TO:	Renovacare, Inc.
430 Park Avenue Suite 702 New York, NY 10022

1. The undersigned hereby elects to purchase Warrant Shares of Renovacare, Inc. pursuant to the terms of the attached Series __ Stock Purchase Warrant.

2. Method of Exercise (Please initial the applicable blank):

☐

The undersigned elects to exercise the attached Series __ Stock Purchase Warrant by means of a cash payment, and tenders herewith or by Subscriber wire transfer payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any, in the following amount:$

☐	The undersigned elects to exercise the attached Series __ Stock Purchase Warrant by means of the net exercise provisions of Section 1(a) of the Series __ Stock Purchase Warrant.

3. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________________________________

(Name)

_________________________________________

_________________________________________

(Address)

  4. The undersigned warrants and represents that he/she is an “Accredited Investor” as defined in Regulation D as promulgated pursuant to the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

Exhibit B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated: _______________ __, ______

Holder’s Signature:

Holder’s Address:

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SCHEDULE A

ACCREDITED INVESTOR AND FAMILY, FRIENDS AND BUSINESS ASSOCIATES CERTIFICATIONS

TO: Renovacare, Inc. (the “Corporation”)

CERTIFICATE

In connection with the purchase of Shares (the “Purchased Securities”) of Corporation, the undersigned hereby represents, warrants and certifies that:

I. ALL SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION
1.

the Subscriber (the undersigned or, if the undersigned is purchasing the Purchased Securities as agent on behalf of a disclosed beneficial purchaser who is purchasing the Purchased Securities as principal, such beneficial purchaser being referred to herein as the “Subscriber”) is resident in the Province of Canada described in the Subscriber’s Details on page 2 of this Purchase Agreement;

2.

the Subscriber is purchasing the Purchased Securities as principal or is deemed under National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators (“NI 45-106”) or under the Securities Act (Ontario) to be purchasing the Purchased Securities as principal; and

3.	the Subscriber is (please initial the appropriate line below):

________ an “accredited investor” within the meaning of NI 45-106 or section 73.3(1) of the Securities Act (Ontario), by virtue of satisfying the indicated criterion as set out in appendix “A” to this certificate.

(You must also (i) initial the appropriate line in Appendix A to this certificate, and (ii) complete Form 45-106F9 in Appendix B); or

II. BRITISH COLUMBIA, ALBERTA AND ONTARIO SUBSCRIBERS PURCHASING UNDER THE “FAMILY, FRIENDS AND BUSINESS ASSOCIATES” EXEMPTION
4.	the Subscriber is (please initial the appropriate line below):

(a) _________ a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(b)

_________ a spouse, parent, grandparent, brother, sister, child or grandchild of ____________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(c)

_________ a parent, grandparent, brother, sister, child or grandchild of the spouse of ____________(name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

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(d)

_______ a close personal friend by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual of _________________(name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

For the purposes of National Instrument 45-106, and this Certificate, “close personal friend” means an individual who has known the named director, executive officer, control person or founder well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close personal friend” solely because that individual is a relative, a client, customer, former client or former customer of, or is a member of the same organization, association or religious group as, the named director, executive officer, control person or founder.

(e)

_________ a close business associate by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual of _________________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

For the purposes of National Instrument 45-106, and this Certificate, “close business associate” means an individual who has had sufficient prior business dealings with the named director, executive officer, control person or founder to be in a position to assess the capabilities and trustworthiness of that person. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close business associate” solely because that individual is a client, customer, former client or former customer of, or is a casual business associate of, or is a person introduced or solicited for the purpose of purchasing securities by, the named director, executive officer, control person or founder.

(f)

_________ a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) or close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of _________________ (name of person) a founder of the Corporation;

	(g)	_________ a parent, grandparent, brother, sister, child or grandchild of a spouse of ____________ (name of person) a founder of the Corporation;

(h)

_________ a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections 4(a) to 4(g) above; or

(i)

_________ a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections 4(a) to 4(g) above.

(If you are a resident of Ontario purchasing under the “Family, Friends and Business Associates” Exemption, you must also complete Form 45-106F12 in Appendix C to this certificate)

5.

the above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and acknowledges that they will survive the completion of the issue of the Purchased Securities.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Purchased Securities and that this certificate is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

Dated: ________________, 2017.

Print name of Subscriber
By:
Signature

Title

(please print name of individual whose signature appears above, if different from the name of the Subscriber printed above)

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Appendix A to Schedule A

Part 1: Accredited Investor for all Provinces (defined in NI 45-106):

FOR ALL ACCREDITED INVESTORS

Please initial the criteria that applies to you:

________	(a)	except in Ontario, a Canadian financial institution or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),
________	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
________	(c)

except in Ontario, a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

________	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
________	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
________	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

________	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,
________	(g)

except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec,

________	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
________	(i)

except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

________	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000,
________	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,
_______	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

________	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

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________	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,
________	(n)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,
________	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

________	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account by the trust company or trust corporation, as the case may be,

________	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

________	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

________	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,
________	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

________	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,
________	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor, or
________	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

NOTE:	The Subscriber should initial or place a check-mark beside the portion of the above definition applicable to the Subscriber.

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Part 2: Accredited Investor in Ontario (defined in section 73.3(1) of the Securities Act (Ontario)):

FOR ONTARIO ACCREDITED INVESTORS ONLY

Please initial the criteria that applies to you:

________	(a)

a financial institutional listed in Schedule I, II or III of the Bank Act (Canada), an association to which the Cooperative Credit Association Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act, or a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be,

________	(b)	the Business Development Bank of Canada,
________	(c)

a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

________	(d)	a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,
________	(e)

the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or of the government of a province or territory of Canada,

________	(f)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec,

________	(g)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
________	(h)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada, or

________	(i)	a person or company that is recognized or designated by the Ontario Securities Commission as an accredited investor.

NOTE:	The Subscriber should initial or place a check-mark beside the portion of the above definition applicable to the Subscriber.

For the purposes of Parts 1 and 2:

(a)	“Canadian financial institution” means

(i)

an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

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(b)

“control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where “control person” means any person that holds or is one of a combination of persons that hold

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;
(c)	“eligibility adviser” means

(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“executive officer” means, for an issuer, an individual who is

	(i)	a chair, vice-chair or president,

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

	(iv)	performing a policy-making function in respect of the issuer;
(e)	“financial assets” means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(f)	“founder” means, in respect of an issuer, a person who,

	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

	(ii)	at the time of the trade is actively involved in the business of the issuer;
(g)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” for the purposes of Part 1 has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;

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(i)	”person” for the purposes of Part 1 includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

except for Part 2 where “person” means

	(i)	an individual,

	(ii)	a ppartnership,

	(iii)	an unincorporated association,

	(iv)	an unincorporated syndicate,

	(v)	an unincorporated organization

	(vi)	a trust,

	(vii)	an executor,

	(viii)	an administrator, and

	(ix)	a legal representative;
(j)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets.
(k)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)

in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;
Affiliated Entities and Control

1. An issuer is considered to be an affiliate of another issuer if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

2. A person (first person) is considered to control another person (second person) if

(a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds,

(b) the voting securities only to secure an obligation,

(c) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

(d) the second person is a limited partnership and the general partner of the limited partnership is the first person.

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Appendix B to Schedule A

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units, each Unit consisting of one share of common stock and one warrant to purchase one share of common stock	Issuer: Renovacare, Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $________________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

 Lack of advice – You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

 Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the case and securities.
Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):

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Signature:	Date:
SECTION 5 TO BE COMPLETED BY SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
Thomas Bold, President and Chief Executive Officer Renovacare, Inc. 430 Park Avenue, Suite 702 New York, NY 10022 Toll Free: (888) 398-0202

For investment in an investment fund

[Insert name of investment fund]

[Insert name of investment fund manager]

[Insert address of investment fund manager]

[Insert telephone number of investment fund manager]

[Insert email address of investment fund manager]

[If investment is purchased from a selling security holder, also insert name, address, telephone number and email address of selling security holder here]

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

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 Appendix C to Schedule A

Form 45-106F12

FOR RESIDENTS OF ONTARIO ONLY

Risk Acknowledgement Form for Family, Friend and Business Associate Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER
1. About your investment
Type of securities:	Issuer:
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials
A) You are: 1. [check all applicable boxes]

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☐ a director of the issuer or an affiliate of the issuer

☐ an executive officer of the issuer or an affiliate of the issuer

☐ a control person of the issuer or an affiliate of the issuer

☐ a founder of the issuer

OR

2. [check all applicable boxes]

☐ a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

☐ a truest or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B) You are a family member of ________________________, who holds the following position at the issuer or an affiliate of the issue: ______________________________.

You are the ____________________________ of that person or that person’s spouse.

C) You are a close personal friend of _________________________, who holds the following position at the issuer or an affiliate of the issuer: _____________________.

You have known that person for _______ years.

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of that person identified in section 5 of this form.

First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

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By signing this for, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

☐ family relationship as set out in section 3B of this form

☐ close personal friendship as set out in section 3C of this form

☐ close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca
Signature of executive officer of issuer (other than the purchaser):	Date:

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